Exhibit 99.2

FINAL FOR RELEASE

CHARLES RIVER ASSOCIATES (CRA)

FOURTH QUARTER FISCAL YEAR 2018

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.

As previously announced, the conference call will be held February 28, 2019 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q4 Fiscal 2018 Summary (Quarter ended December 29, 2018)

•                  Revenue: $108.8 million

•                  Net income: $6.9 million, or 6.3% of revenue; non-GAAP net income: $7.1 million, or 6.5% of revenue

•                  Net income per diluted share: $0.81; non-GAAP net income per diluted share: $0.84

•                  Operating margin: 7.2%; non-GAAP operating margin: 7.8%

•                  Non-GAAP EBITDA: $11.5 million, or 10.6% of revenue

•                  Effective tax rate: 17.9%; non-GAAP effective tax rate: 19.2%

•                  Utilization: 76%

•                  Consultant headcount at the end of Q4 of fiscal 2018: 687, which consists of 124 officers, 375 other senior staff and 188 junior staff

•                  Cash and cash equivalents: $38.0 million at December 29, 2018

Revenue

For Q4 of fiscal 2018, revenue was $108.8 million, compared with revenue of $97.0 million for Q4 of fiscal 2017.

For the full year fiscal 2018, revenue was $417.6 million, compared with $370.1 million for the full year fiscal 2017.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Officers	124	125	127	131	124
Other Senior Staff	375	367	343	361	352
Junior Staff	188	193	158	155	155
Total	687	685	628	647	631

Utilization

For Q4 of fiscal 2018, companywide utilization was 76%, compared with 75% for Q4 of fiscal 2017.

For the full year fiscal 2018 companywide utilization was 76%, compared with 74% for the full year fiscal 2017.

Client Reimbursable Expense

For Q4 of fiscal 2018, on a GAAP and non-GAAP basis, client reimbursable expense was $14.1 million, or 12.9% of revenue, compared with $12.0 million, or 12.4% of revenue, for Q4 of fiscal 2017. Client reimbursable expense is reflected in cost of services.

For the full year fiscal 2018, on a GAAP and non-GAAP basis, client reimbursables represented $48.8 million, or 11.7% of revenue, compared with $41.5 million, or 11.2% of revenue, for the full year fiscal 2017.

Contingent Consideration Impact on Cost of Services

For Q4 of fiscal 2018, on a GAAP basis, cost of services includes $0.6 million due to valuation changes in contingent consideration, compared with $1.8 million related to such valuation changes for Q4 of fiscal 2017.  On a non-GAAP basis, cost of services excludes these amounts.

SG&A Expenses

For Q4 of fiscal 2018, on a GAAP basis, SG&A expenses were $21.9 million, or 20.1% of revenue, compared with $26.8 million, or 27.6% of revenue for Q4 of fiscal 2017. On a non-GAAP basis, SG&A expenses were $21.8 million, or 20.0% of non-GAAP revenue, for Q4 of fiscal 2018, compared with $21.1 million, or 21.7% of non-GAAP revenue, for Q4 of fiscal 2017.

For the full year fiscal 2018, SG&A expenses were $89.5 million, or 21.5% of revenue, compared with $86.5 million, or 23.4% of revenue, for the full year fiscal 2017. On a non-GAAP basis, the full year fiscal 2018 SG&A expenses were $88.9 million, or 21.3%

of non-GAAP revenue, compared with $80.2 million, or 21.7% of non-GAAP revenue, for the full year fiscal 2017.

Commissions to non-employee experts are included in SG&A expenses. On a GAAP and non-GAAP basis, these commissions represented 2.6% and 2.7% of revenue for Q4 of fiscal 2018 and Q4 of fiscal 2017, respectively. Excluding these commissions, SG&A expenses were 17.5% of revenue for Q4 of fiscal 2018 and 24.9% for Q4 of fiscal 2017. Excluding these commissions, non-GAAP SG&A expenses were 17.4% of revenue for Q4 of fiscal 2018, compared with 19.0% of revenue for Q4 of fiscal 2017.

For the full year fiscal 2018, on a GAAP and non-GAAP basis, commissions to non-employee experts represented 2.9% and 2.7% of revenue for full year fiscal 2018 and full year fiscal 2017, respectively. Excluding these commissions, SG&A expenses were 18.5% of revenue for the full year fiscal 2018, compared with 20.7% of revenue for the full year fiscal 2017. For the full year fiscal 2018, excluding these commissions, non-GAAP SG&A expenses were 18.4% of non-GAAP revenue, compared with 19.0% of non-GAAP revenue for the full year fiscal 2017.

Depreciation & Amortization

For Q4 of fiscal 2018, on a GAAP and non-GAAP basis, depreciation and amortization expense was $2.7 million, or 2.5% of revenue, compared with $2.3 million, or 2.4% of revenue, for Q4 of fiscal 2017.

For the full year fiscal 2018, on a GAAP and non-GAAP basis, depreciation and amortization expense was $10.0 million, or 2.4% of both GAAP and non-GAAP revenue, compared with $8.9 million, or 2.4% of both GAAP and non-GAAP revenue, for the full year fiscal 2017.

Forgivable Loan Amortization

For Q4 of fiscal 2018, on a GAAP and non-GAAP basis, forgivable loan amortization was $6.2 million, or 5.7% of revenue, compared with $4.8 million, or 4.9% of revenue, for Q4 of fiscal 2017. Forgivable loan amortization is principally reflected in cost of services.

For the full year fiscal 2018, on a GAAP and non-GAAP basis, forgivable loan amortization was $23.8 million, or 5.7% of both GAAP and non-GAAP revenue, compared with $19.8 million, or 5.3% of both GAAP and non-GAAP revenue, for the full year fiscal 2017.

Share-Based Compensation Expense

For Q4 of fiscal 2018, on a GAAP and non-GAAP basis, share-based compensation expense was $1.1 million, or 1.0% of revenue, compared with $2.0 million, or 2.0% of revenue, for Q4 of fiscal 2017. Share-based compensation expense is reflected in both cost of services and SG&A expenses.

For the full year fiscal 2018, on a GAAP and non-GAAP basis, share-based compensation expense was $4.8 million, or 1.2% of both GAAP and non-GAAP revenue, compared with $6.6 million, or 1.8% of both GAAP and non-GAAP revenue, for the full year fiscal 2017.

Operating Income (Loss)

For Q4 of fiscal 2018, operating income was $7.8 million, or 7.2% of revenue, compared with operating loss of $0.6 million, or 0.7% of revenue, for Q4 of fiscal 2017. Non-GAAP operating income was $8.5 million, or 7.8% of revenue, for Q4 of fiscal 2018, compared with $6.8 million, or 7.0% of revenue, for Q4 of fiscal 2017.

For the full year fiscal 2018, operating income was $28.9 million, or 6.9% of revenue, compared with $15.8 million, or 4.3% of revenue, for the full year fiscal 2017. Non-GAAP operating income was $30.6 million, or 7.3% of non-GAAP revenue, for the full year fiscal 2018, compared with $24.6 million, or 6.6% of non-GAAP revenue, for the full year fiscal 2017.

Interest and Other Income (Expense), net

For Q4 of fiscal 2018, interest and other income, net was $486,000 on a GAAP basis and $228,000 on a non-GAAP basis, compared with interest and other expense, net of $256,000 on a GAAP and non-GAAP basis for Q4 of fiscal 2017.

For the full year fiscal 2018, interest and other expense, net was $2,000 on a GAAP basis and $260,000 on a non-GAAP basis, compared with $600,000 on a GAAP basis and $849,000 on a non-GAAP basis for the full year fiscal 2017.

Income Taxes

The following table outlines our income tax provision recorded (in $000) and the resulting effective tax rates:

	GAAP		NON-GAAP
	Q4		Q4
	2018	2017 (1)	2018	2017
Tax Provision	$1,492	$1,363	$1,679	$620
Effective Tax Rate	17.9%	-151.8%	19.2%	9.5%

	GAAP		NON-GAAP
	Full year		Full year
	2018	2017(1)	2018	2017
Tax Provision	$6,461	$7,463	$6,622	$7,324
Effective Tax Rate	22.3%	49.2%	21.8%	30.9%

(1)         The 2017 tax provision reflects the initial impact of the enactment of the Tax Cuts and Jobs Act (the “Tax Act”).  At December 30, 2017, the estimated remeasurement of CRA’s deferred tax assets and liabilities at the newly enacted U.S. corporate rate resulted in a $3.5 million charge to the tax provision.

Net Income (Loss)

For Q4 of fiscal 2018, net income was $6.9 million, or 6.3% of revenue, or $0.81 per diluted share, compared with net loss of $2.3 million, or 2.3% of revenue, or $0.28 loss per share, for Q4 of fiscal 2017. Non-GAAP net income for Q4 of fiscal 2018 was $7.1 million, or 6.5% of revenue, or $0.84 per diluted share, compared with $5.9 million, or 6.1% of revenue, or $0.70 per diluted share, for Q4 of fiscal 2017.

For the full year fiscal 2018, net income was $22.5 million, or 5.4% of revenue, or $2.61 per diluted share, compared with $7.6 million, or 2.1% of revenue, or $0.89 per diluted share, for the full year fiscal 2017. Non-GAAP net income for the full year fiscal 2018 was $23.7 million, or 5.7% of non-GAAP revenue, or $2.75 per diluted share, compared with $16.4 million, or 4.4% of non-GAAP revenue, or $1.91 per diluted share, for the full year fiscal 2017.

Non-GAAP EBITDA

For Q4 of fiscal 2018, non-GAAP EBITDA was $11.5 million, or 10.6% of revenue, compared with $8.9 million, or 9.2% of revenue, for Q4 of fiscal 2017.

For the full year fiscal 2018, non-GAAP EBITDA was $41.0 million, or 9.8% of revenue, compared with $33.1 million, or 9.0% of revenue, for the full year fiscal 2017.

Constant Currency Basis

For Q4 of fiscal 2018, revenue was $108.8 million, and net income was $6.9 million, or 6.3% of revenue, or $0.81 per diluted share. On a constant currency basis relative to Q4 of fiscal 2017, Q4 of fiscal 2018 revenue would have been higher by $0.7 million to $109.5 million, net income would have remained unchanged at $6.9 million, or 6.3% of revenue, and earnings per diluted share would have remained unchanged at $0.81.

Full year fiscal 2018 revenue was $417.6 million, and net income was $22.5 million, or 5.4% of revenue, or $2.61 per diluted share. On a constant currency basis relative to full year fiscal 2017, full year fiscal 2018 revenue would have been lower by $2.6 million to

$415.0 million, net income would have remained unchanged at $22.5 million, or 5.4% of revenue, and earnings per diluted share would have remained unchanged at $2.61 per diluted share.

For Q4 of fiscal 2018, revenue was $108.8 million, non-GAAP net income was $7.1 million, or 6.5% of revenue, or $0.84 per diluted share, and non-GAAP EBITDA was $11.5 million, or 10.6% of revenue. On a constant currency basis relative to Q4 of fiscal 2017, Q4 of fiscal 2018 revenue would have been higher by $0.7 million to $109.5 million, non-GAAP net income would have remained unchanged at $7.1 million, or 6.5% of revenue, non-GAAP earnings per diluted share would have remained unchanged at $0.84, and non-GAAP EBITDA would have been higher by $0.1 million at $11.6 million, or 10.6% of revenue.

Full year fiscal 2018 revenue was $417.6 million, non-GAAP net income was $23.7 million, or 5.7% of revenue, or $2.75 per diluted share, and non-GAAP EBITDA was $41.0 million, or 9.8% of revenue. On a constant currency basis relative to full year fiscal 2017, full year fiscal 2018 revenue would have been lower by $2.6 million at $415.0 million, non-GAAP net income would have remained unchanged at $23.7 million, or 5.7% of revenue, earnings per diluted share would have remained unchanged at $2.75 per diluted share, and non-GAAP EBITDA would have been lower by $0.1 million at $40.9 million, or 9.8% of revenue.

A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at December 29, 2018 were $130.6 million, compared with $113.3 million at December 30, 2017. Current liabilities at December 29, 2018 were $142.5 million, compared with $122.0 million at December 30, 2017.

Total DSO for Q4 of fiscal 2018 were 104 days, consisting of 74 days of billed and 30 days of unbilled. This compares with 101 days reported for Q4 of fiscal 2017, consisting of 69 days of billed and 32 days of unbilled.

At the end of Q4 of fiscal 2018 and Q4 of fiscal 2017, CRA had no outstanding borrowings on our line of credit.

Cash and Cash Flow

Cash and cash equivalents were $38.0 million at December 29, 2018, compared with $54.0 million at December 30, 2017.

Net cash provided by operating activities for Q4 of fiscal 2018 was $44.5 million, compared with $38.3 million for Q4 of fiscal 2017. For the full year fiscal 2018, net cash provided by operating activities was $36.2 million, compared with $45.9 million for the full year fiscal 2017.

Capital expenditures totaled $2.1 million for Q4 of fiscal 2018, compared with $4.4 million for Q4 of fiscal 2017. Capital expenditures totaled $15.5 million during full year fiscal 2018, compared with $9.8 million during full year fiscal 2017.

During Q4 of fiscal 2018, approximately 163,000 shares of common stock were repurchased for $7.5 million, compared with Q4 of fiscal 2017, when no shares of common stock were repurchased. During the full year fiscal 2018, approximately 542,000 shares of common stock were repurchased for $27.9 million, compared with approximately 555,000 shares of common stock repurchased for $19.5 million during the full year fiscal 2017.

A quarterly cash dividend of $0.20 per common share, for total dividends of $1.8 million was paid in Q4 of fiscal 2018, compared with a quarterly cash dividend of $0.17 per common share, for total dividends of $1.5 million paid in Q4 of fiscal 2017. During the full year fiscal 2018, $6.0 million of dividends were paid, compared with $5.1 million paid during the full year fiscal 2017.

NON-GAAP FINANCIAL MEASURES

In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with financial measures that were not calculated in accordance with GAAP. CRA believes that the non-GAAP financial measures described below are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results and financial condition. In addition, these non-GAAP measures are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.

The adjustments made to the financial measures identified in these remarks as “non-GAAP” are as follows: for the fourth quarter of fiscal 2018, the adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”), as well as activity related to CRA’s GNU123 Liquidating Corporation subsidiary (“GNU”), which sold substantially all of its assets in April 2016; for the full year fiscal 2018, the adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, net costs related to a lease recapture, additional transition effects in connection with the Tax Act, as well as activity from GNU; for the fourth quarter of fiscal 2017, the adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, activity related to GNU, consideration paid in connection with the IQVIA transaction, and the estimated impact of the Tax Cuts and Jobs Act; for the full year fiscal 2017, the adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, certain 2017 impairments charges, activity from GNU, consideration paid in connection with the IQVIA transaction, and the estimated impact of the Tax Act. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates. Finally, these remarks also present the non-GAAP financial metric EBITDA.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures in the financial tables appended to the end of these remarks. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in CRA’s fourth quarter fiscal 2018 press release posted to the Investor Relations section of CRA’s website at http://www.crai.com and in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED DECEMBER 29, 2018 COMPARED TO THE QUARTER ENDED DECEMBER 30, 2017

(In thousands, except per share data)

	Quarter Ended December 29, 2018					Quarter Ended December 30, 2017
		GAAP			Non-GAAP			GAAP	Adjustments to				Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP		% of	GAAP Results			Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results		Revenues	Acquisitions (2)	IQVIA Transaction (3)	Tax Act (4)	Results	Revenues

Revenues	$108,763	100.0%	$—	$108,763	100.0%	$97,016		100.0%	$—	$—	$—	$97,016	100.0%
Cost of services (exclusive of depreciation and amortization)	76,372	70.2%	633	75,739	69.6%	68,606		70.7%	1,762	—	—	66,844	68.9%
Selling, general and administrative expenses	21,851	20.1%	47	21,804	20.0%	26,759		27.6%	10	5,657	—	21,092	21.7%
Depreciation and amortization	2,695	2.5%	—	2,695	2.5%	2,293		2.4%	—	—	—	2,293	2.4%
Income (loss) from operations	7,845	7.2%	(680)	8,525	7.8%	(642)		-0.7%	(1,772)	(5,657)	—	6,787	7.0%

Interest and other income (expense), net	486	0.5%	258	228	0.2%	(256)		-0.3%	—	—	—	(256)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	8,331	7.7%	(422)	8,753	8.0%	(898)		-0.9%	(1,772)	(5,657)	—	6,531	6.7%
Provision for income taxes	1,492	1.4%	(187)	1,679	1.5%	1,363		1.4%	(888)	(1,885)	3,516	620	0.6%
Net income (loss)	6,839	6.3%	(235)	7,074	6.5%	(2,261)		-2.3%	(884)	(3,772)	(3,516)	5,911	6.1%
Net (income) loss attributable to noncontrolling interests, net of tax	20	0.0%	20	—	0.0%	5		0.0%	5	—	—	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$6,859	6.3%	$(215)	$7,074	6.5%	$(2,256)		-2.3%	$(879)	$(3,772)	$(3,516)	$5,911	6.1%

Net Income (loss) per share attributable to CRA International, Inc.:
Basic	$0.85			$0.88		$(0.27)						$0.72
Diluted	$0.81			$0.84		$(0.28	)(a)					$0.70

Weighted average number of shares outstanding:
Basic	8,040			8,040		8,171						8,171
Diluted	8,435			8,435		8,171	(a)					8,395

(a) For the quarter ended December 30, 2017, the Treasury Stock method was utilized for diluted EPS given the net loss attributable to CRA International, Inc.

(1) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”), as well as activity from GNU123 Liquidating Corporation (“GNU”).

(2) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration and as well as activity from GNU.

(3) These adjustments include consideration paid in connection with the IQVIA transaction.

(4) Amount represents the estimated impact of the Tax Act. Subsequent to December 2017, CRA completed its assessment of the Tax Act; any changes to these estimates are reflected in the Company’s December 2018 financial results.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED DECEMBER 29, 2018 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED DECEMBER 30, 2017

(In thousands, except per share data)

	Year-to-Date Period Ended December 29, 2018					Year-to-Date Period Ended December 30, 2017
		GAAP			Non-GAAP		GAAP	Adjustments to				Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	GAAP Results			Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	Acquisitions (2)	IQVIA Transaction (3)	Tax Act (4)	Results	Revenues

Revenues	$417,648	100.0%	$—	$417,648	100.0%	$370,075	100.0%	$—	$—	$—	$370,075	100.0%
Cost of services (exclusive of depreciation and amortization)	289,185	69.2%	1,060	288,125	69.0%	258,829	69.9%	2,488	—	—	256,341	69.3%
Selling, general and administrative expenses	89,533	21.5%	602	88,931	21.3%	86,537	23.4%	650	5,657	—	80,230	21.7%
Depreciation and amortization	9,995	2.4%	—	9,995	2.4%	8,945	2.4%	—	—	—	8,945	2.4%
Income (loss) from operations	28,935	6.9%	(1,662)	30,597	7.3%	15,764	4.3%	(3,138)	(5,657)	—	24,559	6.6%

Interest and other income (expense), net	(2)	0.0%	258	(260)	-0.1%	(600)	-0.2%	249	—	—	(849)	-0.2%
Income (loss) before provision for income taxes and noncontrolling interest	28,933	6.9%	(1,404)	30,337	7.3%	15,164	4.1%	(2,889)	(5,657)	—	23,710	6.4%
Provision for income taxes	6,461	1.5%	(161)	6,622	1.6%	7,463	2.0%	(1,492)	(1,885)	3,516	7,324	2.0%
Net income (loss)	22,472	5.4%	(1,243)	23,715	5.7%	7,701	2.1%	(1,397)	(3,772)	(3,516)	16,386	4.4%
Net (income) loss attributable to noncontrolling interests, net of tax	20	0.0%	20	—	0.0%	(77)	0.0%	(77)	—	—	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$22,492	5.4%	$(1,223)	$23,715	5.7%	$7,624	2.1%	$(1,474)	$(3,772)	$(3,516)	$16,386	4.4%

Net Income per share attributable to CRA International, Inc.:
Basic	$2.76			$2.91		$0.91					$1.96
Diluted	$2.61			$2.75		$0.89					$1.91

Weighted average number of shares outstanding:
Basic	8,107			8,107		8,292					8,292
Diluted	8,570			8,570		8,497					8,497

(1) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, net costs related to a lease recapture, additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”), as well as activity from GNU123 Liquidating Corporation (“GNU”).

(2) These adjustments relate principally to valuation changes in contingent consideration, and certain 2017 impairment charges, as well as activity from GNU.

(3) These adjustments include consideration paid in connection with the IQVIA transaction.

(4) Amount represents the estimated impact of the Tax Act. Subsequent to December 2017, CRA completed its assessment of the Tax Act; any changes to these estimates are reflected in the Company’s December 2018 financial results.

CRA INTERNATIONAL, INC.

UNAUDITED NON-GAAP EBITDA AND RECONCILIATION TO NET INCOME

FOR THE FISCAL QUARTER AND YEAR-TO-DATE PERIODS ENDED DECEMBER 29, 2018 COMPARED TO THE FISCAL QUARTER AND YEAR-TO-DATE PERIODS ENDED DECEMBER 30, 2017

(In thousands)

	Quarter Ended December 29, 2018					Quarter Ended December 30, 2017
		GAAP			Non-GAAP		GAAP	Adjustments to				Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	GAAP Results			Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	Acquisitions (2)	IQVIA Transaction (3)	Tax Act (4)	Results	Revenues

Revenues	$108,763	100.0%	$—	$108,763	100.0%	$97,016	100.0%	$—	$—	$—	$97,016	100.0%

Net income (loss) attributable to CRA International, Inc.	$6,859	6.3%	$(215)	$7,074	6.5%	$(2,256)	-2.3%	$(879)	$(3,772)	$(3,516)	$5,911	6.1%
Net income (loss) attributable to noncontrolling interests, net of tax	(20)	0.0%	(20)	—	0.0%	(5)	0.0%	(5)	—	—	—	0.0%
Net income (loss)	6,839	6.3%	(235)	7,074	6.5%	(2,261)	-2.3%	(884)	(3,772)	(3,516)	5,911	6.1%
Interest expense, net	87	0.1%	—	87	0.1%	123	0.1%	—	—	—	123	0.1%
Provision for income taxes	1,492	1.4%	(187)	1,679	1.5%	1,363	1.4%	(888)	(1,885)	3,516	620	0.6%
Depreciation and amortization	2,695	2.5%	—	2,695	2.5%	2,293	2.4%	—	—	—	2,293	2.4%
EBITDA	$11,113	10.2%	$(422)	$11,535	10.6%	$1,518	1.6%	$(1,772)	$(5,657)	$—	$8,947	9.2%

	Year-to-Date Period Ended December 29, 2018					Year-to-Date Period Ended December 30, 2017
		GAAP			Non-GAAP		GAAP	Adjustments to				Non-GAAP
	GAAP	% of	Adjustments to	Non-GAAP	% of	GAAP	% of	GAAP Results			Non-GAAP	% of
	Results	Revenues	GAAP Results (1)	Results	Revenues	Results	Revenues	Acquisitions (2)	IQVIA Transaction (3)	Tax Act (4)	Results	Revenues

Revenues	$417,648	100.0%	$—	$417,648	100.0%	$370,075	100.0%	$—	$—	$—	$370,075	100.0%

Net income (loss) attributable to CRA International, Inc.	$22,492	5.4%	$(1,223)	$23,715	5.7%	$7,624	2.1%	$(1,474)	$(3,772)	$(3,516)	$16,386	4.4%
Net income (loss) attributable to noncontrolling interests, net of tax	(20)	0.0%	(20)	—	0.0%	77	0.0%	77	—	—	—	0.0%
Net income (loss)	22,472	5.4%	(1,243)	23,715	5.7%	7,701	2.1%	(1,397)	(3,772)	(3,516)	16,386	4.4%
Interest expense, net	647	0.2%	—	647	0.2%	484	0.1%	—	—	—	484	0.1%
Provision for income taxes	6,461	1.5%	(161)	6,622	1.6%	7,463	2.0%	(1,492)	(1,885)	3,516	7,324	2.0%
Depreciation and amortization	9,995	2.4%	—	9,995	2.4%	8,945	2.4%	—	—	—	8,945	2.4%
EBITDA	$39,575	9.5%	$(1,404)	$40,979	9.8%	$24,593	6.6%	$(2,889)	$(5,657)	$—	$33,139	9.0%

(1) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, additional transition effects in connection with the Tax Cuts and Jobs Act (“Tax Act”), as well as activity from GNU123 Liquidating Corporation (“GNU”).  For the fiscal 2018 year, these adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, net costs related to a lease recapture, additional transition effects in connection with the Tax Act, as well as activity from GNU.

(2) These adjustments exclude non-cash amounts relating principally to valuation changes in contingent consideration, certain Q2 2017 impairment charges, as well as activity from GNU.

(3) These adjustments include consideration paid in connection with the IQVIA transaction.

(4) Amount represents the estimated impact of the Tax Act. Subsequent to December 2017, CRA completed its assessment of the Tax Act; any changes to these estimates are reflected in the Company’s December 2018 financial results.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 29,	December 30,
	2018	2017
Assets
Cash and cash equivalents	$38,028	$54,035
Accounts receivable and unbilled services, net	130,585	113,333
Other current assets	12,527	16,913
Total current assets	181,140	184,281

Property and equipment, net	48,088	44,643
Goodwill and intangible assets, net	96,054	98,208
Other assets	45,564	34,625
Total assets	$370,846	$361,757

Liabilities and shareholders’ equity
Accounts payable	$21,938	$18,473
Accrued expenses	108,233	94,573
Other current liabilities	12,326	8,935
Total current liabilities	142,497	121,981
Non-current liabilities	31,877	32,547
Total liabilities	174,374	154,528

Total shareholders’ equity	196,472	207,229
Total liabilities and shareholders’ equity	$370,846	$361,757

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-to-Date	Fiscal Year-to-Date
	December 29,	December 30,
	2018	2017
Operating activities:
Net income	$22,472	$7,701
Adjustments to reconcile net income to net cash provided by operating activities:
GNU gain on sale of business assets and subsequent liquidation	(258)	(250)
Non-cash items, net	16,172	22,637
Accounts receivable and unbilled services	(17,414)	(20,672)
Working capital items, net	15,217	36,442
Net cash provided by operating activities	36,189	45,858

Investing activities:
Cash consideration paid for acquisitions	—	(16,163)
Purchases of property and equipment	(15,447)	(9,757)
GNU cash proceeds from sale of business assets	—	250
Net cash used in investing activities	(15,447)	(25,670)

Financing activities:
Issuance of common stock, principally stock option exercises	2,166	6,420
Borrowings under revolving line of credit	30,161	11,500
Repayments under revolving line of credit	(30,161)	(11,500)
Tax withholding payments reimbursed by restricted shares	(3,946)	(3,262)
Cash paid on dividend equivalents	(256)	(121)
Cash dividend paid to shareholders	(5,784)	(4,941)
Repurchases of common stock	(27,884)	(19,528)
Distribution to noncontrolling interest	(43)	(419)
Net cash used in financing activities	(35,747)	(21,851)

Effect of foreign exchange rates on cash and cash equivalents	(1,002)	2,168

Net (decrease) increase in cash and cash equivalents	(16,007)	505
Cash and cash equivalents at beginning of period	54,035	53,530

Cash and cash equivalents at end of period	$38,028	$54,035

Noncash investing and financing activities:
Issuance of common stock for acquired business	$—	$3,044
Purchases of property and equipment not yet paid for	$303	$3,514
Purchases of property and equipment paid by a third party	$133	$1,640
Asset retirement obligations	$223	$120
Supplemental cash flow information:
Cash paid for income taxes	$4,813	$7,424
Cash paid for interest	$509	$314